UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 27, 2017

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact name of Registrant as specified in its charter)

Ireland	001-31560	98-0648577
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

38/39 Fitzwilliam Square Dublin 2 Ireland	NA
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (353) (1) 234-3136

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

Seagate Technology plc (the “Company”) plans to meet with potential investors on or about January 30, 2017.  Subject to market conditions, the Company expects that there will follow a U.S. dollar-denominated offering of notes in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States under Regulation S under the Securities Act.  The notes are expected to be issued by a subsidiary of the Company and guaranteed by the Company.

Any such notes to be offered have not been and will not be registered under the Securities Act, or applicable state securities laws, and may not be offered or sold in the United States absent registration or pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This report does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This report is being filed pursuant to and in accordance with Rule 135c under the Securities Act.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including, in particular, statements about the terms and conditions of, and completion of, the offering of any notes described above. The Company cannot assure that any such offering will occur or be consummated, nor can it guarantee the size or terms of any such offering. These statements identify prospective information and may include words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “should,” “may,” “will,” or the negative of these words, variations of these words and comparable terminology. These forward-looking statements are based on information available to the Company as of the date of this Current Report and are based on management’s current views and assumptions. Information concerning risks, uncertainties and other factors that could cause results to differ materially from the expectations described in this Current Report is contained in the Company’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 26, 2017 and the Company’s Annual Report on Form 10-K filed with the SEC on August 5, 2016, the “Risk Factors” section of which is incorporated into this Current Report by reference. These forward-looking statements are conditioned upon and also involve a number of known and unknown risks, uncertainties, and other factors that could cause actual results, performance or events to differ materially from those anticipated by these forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

	By:	/s/ DAVID H. MORTON, JR.
	Name:	David H. Morton, Jr.
	Title:	Executive Vice President, Finance and Chief Financial Officer
(Principal Financial and Accounting Officer)
Date: January 27, 2017

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